Kevin Grant Chief Executive Officer September 30, 2014 Investment Outlook JMP Securities Financial Services & Real Estate Conference Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for distributions, availability and cost of financing, market conditions, monetary policy, return on equity, the yield curve, the economy, interest expense, affordability of housing, movements in interest rates, governmental actions and the end of the Federal Reserve’s quantitative easing program, the performance of the Company’s target assets, the impact of current Federal Reserve voters on certain policies of the Federal
Reserve, the policy views of central banks, and the size of the mortgage market are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,”
“intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-
looking information and include, without limitation, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging, the likelihood that proposed legislation is made law and the anticipated impact thereof, actions by the U.S. government or any agency thereof, including the Federal Reserve, and the effects of such actions and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC. Given these uncertainties, you should not rely on forward-looking information. The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS Overview
Focus on Cost
Efficiency
Target Assets
Agency Residential Mortgage Backed Securities
A Real Estate Investment Trust Formed in January 2006
Ample Financing
Sources
Financing lines with 43 lenders
Swap agreements with 19 counterparties
Dividend Policy
Self managed: highly scalable
Senior
Management
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Company intends to distribute all or substantially all of its REIT taxable income

5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
CYS INVESTMENTS

Agency MBS Market Continues To See Strong Demand
15 Year: Hedged vs. Unhedged
15 Year Fixed Hedged with Swaps: April 2009 – September 2014
15 Year Hedged
(i)
15 Year Unhedged
(ii)
Borrow Short
Invest Long

Source: Bloomberg, 9/26/14.
Note: Spreads calculated as: (i) 15 year CC  Index  = 50% 4 year swap, and (ii) 15 year Current Coupon Index

5.25
4.75
4.25
3.75
3.25
2.75
2.25
1.75
1.25
0.75
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
CYS INVESTMENTS

Agency MBS Market Continues To See Strong Demand
30 Year: Hedged vs. Unhedged
Source: Bloomberg, 9/26/14
30 Year Fixed Hedged with Swaps: April 2009 – September 2014
30 Year Hedged  30 Year Unhedged

Borrow Short
Invest Long
Note: Spread calculated as: (i) 30 year CC  Index  - 90% 5 year swap

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
-0.50
-1.00
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15

1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14

75.0
70.0
65.0
60.0
55.0
50.0
45.0
40.0
35.0
30.0
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14

Volatility in the Cap/Floor Markets Hit a
Low in July 2013
30 Yr MBS - 15 Yr MBS Spread 7 Yr Cap/Floor Implied Vol
November 2012 – September 2014 April  2012 – September 2014
30 Year MBS Cheapened Meaningfully
Relative to 15 Year MBS
5 Year Swap vs. Fed Funds
January 2005 – September 2014
Yield Curve
Creates positive carry
Very low cost of financing
Good ROE
Hedge flexibility very important
Fed still fighting deflation
End of QE Poses New Risks and New Opportunities
September  26, 2014

Source: Bloomberg
September  26, 2014
September  26, 2014

3.00
2.50
2.00
1.50
1.00
0.50
0.00
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14

∆

Global Ten Year Yields:
Is U.S. Growth Out of Sync with Rest of World?
GDBR10 (1.185)
USGG10YR 0.350
GCAN10YR (0.224)
GJGB10 (0.520)
Government Ten Year Yields
UK, US, Canada, Germany, Japan
September 2011 - September 2014
Source: Bloomberg, 9/26/14

GBTPGR10 (0.031)

Economic Projections of Federal Reserve Board Members and Federal Reserve Bank Presidents, September 2014

Advance release of table 1 of the Summary of Economic Projections to be released with the FOMC minutes

Percent

Variable	Central tendency[1]					Range[2]				
	2014	2015	2016	2017	Longer run	2014	2015	2016	2017	Longer run
Change in real GDP	2.0 to 2.2	2.6 to 3.0	2.6 to 2.9	2.3 to 2.5	2.0 to 2.3	1.8 to 2.3	2.1 to 3.2	2.1 to 3.0	2.0 to 2.6	1.8 to 2.6
June projection	2.1 to 2.3	3.0 to 3.2	2.5 to 3.0	n.a.	2.1 to 2.3	1.9 to 2.4	2.2 to 3.6	2.2 to 3.2	n.a.	1.8 to 2.5
Unemployment rate	5.9 to 6.0	5.4 to 5.6	5.1 to 5.4	4.9 to 5.3	5.2 to 5.5	5.7 to 6.1	5.2 to 5.7	4.9 to 5.6	4.7 to 5.8	5.0 to 6.0
June projection	6.0 to 6.1	5.4 to 5.7	5.1 to 5.5	n.a.	5.2 to 5.5	5.8 to 6.2	5.2 to 5.9	5.0 to 5.6	n.a.	5.0 to 6.0
PCE inflation	1.5 to 1.7	1.6 to 1.9	1.7 to 2.0	1.9 to 2.0	2.0	1.5 to 1.8	1.5 to 2.4	1.6 to 2.1	1.7 to 2.2	2.0
June projection	1.5 to 1.7	1.5 to 2.0	1.6 to 2.0	n.a.	2.0	1.4 to 2.0	1.4 to 2.4	1.5 to 2.0	n.a.	2.0
Core PCE inflation[3]	1.5 to 1.6	1.6 to 1.9	1.8 to 2.0	1.9 to 2.0		1.5 to 1.8	1.6 to 2.4	1.7 to 2.2	1.8 to 2.2	
June projection	1.5 to 1.6	1.6 to 2.0	1.7 to 2.0	n.a.		1.4 to 1.8	1.5 to 2.4	1.6 to 2.0	n.a.	

NOTE: Projections of change in real gross domestic product (GDP) and projections for both measures of inflation are from the fourth quarter of the previous year to the fourth quarter of the year indicated. PCE inflation and core PCE inflation are the percentage rates of change in, respectively, the price index for personal consumption expenditures (PCE) and the price index for PCE excluding food and energy. Projections for the unemployment rate are for the average civilian unemployment rate in the fourth quarter of the year indicated. Each participant's projections are based on his or her assessment of appropriate monetary policy. Longer-run projections represent each participant's assessment of the rate to which each variable would be expected to converge under appropriate monetary policy and in the absence of further shocks to the economy. The June projections were made in conjunction with the meeting of the Federal Open Market Committee on June 17–18, 2014.

1. The central tendency excludes the three highest and three lowest projections for each variable in each year.
2. The range for a variable in a given year includes all participants' projections, from lowest to highest, for that variable in that year.
3. Longer-run projections for core PCE inflation are not collected.

Actual Economic Performance: Sluggish vs. Fed Projections 8 Source: Board of Governors of the Federal Reserve, September 17, 2014

CYS INVESTMENTS

14
1
2
Number of Participants
2014
2015
2016

3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Aug-11
Nov-11
Feb-12
May-12
Aug-12
Nov-12
Feb-13
May-13
Aug-13
Nov-13
Feb-14
May-14
Aug-14
Nov-14
Feb-15
May-15
Aug-15

Appropriate Timing
of Policy Firming
•
Creates Significant Headwinds for the Economy
•
Housing Will Struggle
•
Corporate Interest Expense will rise
Overview of FOMC Participants Assessments
of Appropriate Monetary Policy
Can the Economy Withstand
The Implied Path of 10 Year UST?
•
Forward Rate Guidance is the Fed’s Most Impactful Tool
•
Appropriate Timing and Pace will drive the Yield Curve
1.00
2.00
3.00
4.00
5.00
6.00
0.00
2014 2015 Longer
Run
%
Source: Federal Reserve September 2014  Forecast, Bloomberg, CYS
2016
Transition to a Normalized Yield Curve:
Will the Fed Push Out – or Pull In - Forward Rate Guidance?

Ten Year Treasury
August 2011  - September 2014
and Implied Projection
+25
-25
%
Appropriate Pace
of Policy Firming
Target Fed Funds Rate at Year End

2014-16 Fed Voters:
New Perspectives, Changing Outlooks
Powell
Source: federalreserve.gov, Barclays, Macroeconomic Advisers, LLC,  Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve
Bank of Atlanta, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.
Dallas:
Fisher
Minneapolis:
Kocherlakota
Philadelphia:
Plosser
Hawkish
Dovish
Neutral
2014
Voters
Yellen
Raskin’s Successor
Board of
Governors
2015
Voters
New York:
Dudley
Chicago:
Evans
Richmond:
Lacker
Atlanta:
Lockhart
San Francisco:
Williams
Fischer
Brainard
Tarullo
Cleveland:
Mester
Stein’s  Successor
New York:
Dudley

2016
Voters
New York:
Dudley
Cleveland:
Mester
Boston:
Rosengren
Kansas City:
George
St. Louis:
Bullard

Central Banks:
Decidedly More Accommodative - Focus on Global Deflation Risk
Draghi
EU
Hawkish Dovish Neutral
Xiaochuan
China
Xiaochuan
China
Tombini
Brazil
Tombini
Brazil
Australia
Stevens
Australia
Stevens
New Zealand
Wheeler
New Zealand
Wheeler
Kuroda
Japan Canada
Poloz Rajan
India
Kuroda
Japan
Carney
UK
Yellin
USA

GSE Reform “Headway”
Legislative Level of GSE Credit Risk
Proposal Government Involvement Implication Sharing Status
Corker-Warner Bill Limited: Only under
catastrophic scenarios where
losses on a pool of mortgages
exceeds 10%
Completely wound down
over 5 years
10% first-loss piece is sold to
private entities
Corker-Warner under
committee discussion but
not yet put to vote. Either
may become the front runner
from the Senate side but both
will likely have private capital
in the first loss place with several
mechanisms for risk sharing
Senate Banking Committee
voted in favor of the bill
13-9 on May 15. Insufficient
support to allow the bill
to be brought to the Senate
floor for debate/vote.
Johnson - Crapo Bill Based on Corker-Warner,
limited: only on scenarios
where losses on a pool of
mortgages exceeds a 10%
private loss position.
GSE’s wound down over
5 year period, replaced
by FMIC.
Similar to Corker-Warner,
10% first-loss piece is sold to
private entities.
PATH Act Very limited: dissolves the
GSEs completely and reduces
the scope of the FHA/VA
guarantee
Placed into receivership
and completely liquidated
with
Initially, a 10% risk-sharing
program on new GSE and
FHA business, although
private market
securitization is intended
eventually to replace GSEs
No news. In early 2013, the
Path Act seemed to be the
clear front-runner on the
House side. The final housing
finance reform, if it happens,
could be a compromise between
the PATH Act and whatever
comes out of the Senate
Delaney-Carney-Himes Limited: Ginnie Mae is required
to provide an explicit
government guarantee once
the 5% risk slice is eroded
when one of the private
monoline insurers defaults
GSEs will be slowly wound
down and eventually converted
into private reinsurers with
limited capacities to take on
mortgage  credit risk
5% first-loss piece on each
new Ginnie Mae securitization,
as well as a 10% pro-rata risk
slice on the top 95% of each
Ginnie Mae securitization
Source: Barclays, CYS

118,000
117,000
116,000
115,000
114,000
113,000
112,000
111,000
110,000
109,000
108,000
107,000
2002
2004
2006
2008
2010
2012
2014

17.5
15.0
12.5
10.0
7.5
5.0
1995
2000
2005
2010

240
200
160
120
80
40
0
1950
1960
1970
1980
1990
2000
2010

11
10
9
8
7
6
5
4
3
2
1950
1960
1970
1980
1990
2000
2010

90
85
80
75
70
65
60
1975
1980
1985
1990
1995
2000
2005
2010

4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
1995
2000
2005
2010

Economic Recovery Below Normal Pace
U.S. Regular Conventional Gas Price
$ per gal
Updated: 2014-09-02
Capacity Utilization: Manufacturing
Updated: 2014-09-15
Civilian Unemployment Rate
Updated: 2014-09-05
CPI-U All Items, Core
Updated: 2014-09-17
Total Nonfarm Private Payroll Employment
Updated: 2014-09-04
Total Unemployed + All Marginally Attached + Total
Employed Part Time for Economic Reasons
Updated: 2014-09-05
Source: Federal Reserve Bank of St. Louis

CYS INVESTMENTS

13
12
11
10
9
8
7
6
5
4
3
2000
2002
2004
2006
2008
2010
2012
2014

70
69
68
67
66
65
64
63
1985
1990
1995
2000
2005
2010

Gov't % of Total
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1990
1993
1996
1999
2002
2005
2008
2011

Housing Finance Has Not Rebounded
Source: CoreLogic, FHFA, S&P, Bloomberg, Barclays Research, National Association of Realtors, US Census Bureau, MBA, Inside Mortgage Finance
Share of Government Guaranteed Mortgages
1990 – 2013
New and Existing Homes Months of Supply
January 1999 - present
Home Ownership Rate
January 1985 - present

New Homes
Existing Homes

Mortgage Market Shrinkage Likely to Continue
Source:  FRB, Freddie Mac
Mortgage Debt
Outstanding
2007 - 2013
Mortgage Debt Outstanding
Growth Rate
0.00%
0.50%
1.00%
9.75
10.00
10.25
10.50
10.75
11.00
11.25
11.50
1.50%
2.00%
3.50%
4.00%
4.50%
0.50%
2.00%
1.50%
1.00%
9.50
8.75
9.00
9.25
Single Family
Mortgage Origination Volume
2000  - 2015E
0

Residential Mortgage Debt Decline Driven By:
1. Home prices now reset lower
2. Delevering Consumers/Homeowners
3. Psychology of lower leverage
4. Low volume of new and existing home sales
5. All-cash home purchase transactions, and higher downpayments
6. Scheduled principal payments
7. High percentage of cash-in refi’s versus cash-out refi’s.
8. QM Rules Restrictive
2000 2005 2010 2012 2013
Est.
2014
Fcst.
2015
Fcst.
1,000
2,000
3,000
4,000
Refinance Originations
Home Purchase Originations
1.9T
1.3T
1.1T

CYS INVESTMENTS

TBA
1) Actions
2) Tools
3) Settings
Fixed Income Trading
12:20
4) TBA30 5) TBA15 6) MBS 7) Swaps 8) Butterflies
21) FN30 22) FN15 23) GD30 24) GD15 25) GN30 26) GN15 27) GNII
2.5 | 3.0 | 3.5
Oct 100-17 / 18 3 - 1 - 05+ | 102-30+ / 31+ 1 - 1 - 04+ | 105-02 / 03 3 - 2 - 05
Nov 100-09+ / 10+ 4 - 2 - 05+ | 102-22+ / 23+ 3 - 2 - 05 | 104-27+ / 28+ 3 - 2 - 04+
Dec 100-01+ / 02+ 4 - 2 - 05 | 102-15 / 16 3 - 3 - 05 | 104-20+ / 21+ 3 - 2 - 04+
Oct/Nov 07⅝ / 07¾ 1 - 1 + 00⅛ | 07⅜ / 07+ 2 - 1 -- | 06⅝ / 06¾ 2 - 2 --
Nov/Dec 07⅝ / 07¾ 1 - 1 -- | 07¾ / 07⅞ 1 - 1 -- | 06¾ / 07 1 - 1 --
4.0 | 4.5 | 5.0
Oct 105-22+ / 23+ 1 - 1 + 02+ | 105-18 / 19 1 - 1 - 01+ | 105-06 / 07 1 - 1 - 14+
Nov 105-16+ / 17+ 3 - 2 - 01+ | 105-07 / 08 3 - 2 - 04 | 104-30 / 31 2 - 2 - 01+
Dec 105-11 / 12 3 - 2 - 01+ | / - | 104-22 / 23 2 - 2 - 01+
Oct/Nov 05⅜ / 05+ 1 - 1 + 00¼ | 04⅞ / 05 1 - 1 -- | 06¾ / 06⅞ 1 - 1 --
Nov/Dec 05⅞ / 06 1 - 1 -- | 05¾ / 05⅞ 1 - 1 -- | 05 / 05⅛ 1 - 1 --
Benchmarks
Treas 2Y 99-26¼ / 26+ 0.591 / 587 - 02¼
Treas 3Y 99-25¾ / 26 1.067 / 064 - 04+
Treas 5Y 99-23+ / 23¾ 1.806 / 804 - 08
Treas 7Y 99-05+ / 06 2.254 / 251 - 10+
Treas 10Y 98-18 / 18+ 2.540 / 539 - 10
Treas 30Y 98-02 / 02+ 3.226 / 226 - 08+
Roll Analysis-FNCI Oct/Nov RteC 0.4
Cpn CPR Drp B/E Drp B/E Rte B/E CPR
2.50 6.69 7.625 5.019 -0.594
3.00 8.39 7.375 5.306 -0.369
3.50 11.48 6.625 5.122 -0.145 1.032
4.00 15.50 5.375 5.140 0.316 14.192
4.50 17.02 4.875 6.238 0.889 24.248
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2014 Bloomberg Finance L.P.
SN 831294 H334-877-2 26-Sep-14 12:20:11 EDT GMT-4:00

Economics of Forward Purchase Source: Bloomberg, September 26, 2014 16

Common Dividends Per Share
Annualized Dividend Yield
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14

1 As of  6/30/14
2 The December 2012 dividend was composed of $0.40 quarterly cash dividend, and $0.52 special cash dividend. The September 2014 dividend will be paid on
October 15, 2014 to shareholders of record on September 24, 2014.
$14.2B Agency RMBS and U.S. Treasuries Portfolio
Portfolio Composition and Dividends

CYS Agency RMBS and U.S. Treasury Portfolio
1
CYS Common Stock Dividends
September 2009 – September 2014
2
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
15 Year
Fixed
Rate
45%
30 Year
Fixed Rate
26%
Hybrid
ARMs
14%
US
Treasury
Securities
14%
20 Year Fixed
Rate 1%

CYS Agency RMBS and U.S. Treasury Portfolio Characteristics*
Portfolio Characteristics

Face Value Fair Value Weighted Average
Asset Type (in thousands) Cost/Face Fair Value/Face Yield
(1)
Coupon CPR
(2)
15 Year Fixed Rate $   6,090,446 $   6,368,659 $ 102.66 $               104.57 1.99% 3.15% 6.2%
20 Year Fixed Rate 75,567 82,467 103.01 109.13 1.14% 4.50% 22.0%
30 Year Fixed Rate 3,511,537 3,725,156 103.97 106.08 2.73% 3.99% 5.9%
Hybrid ARMs
(3)
1,920,595 1,970,318 103.51 102.59 1.87% 2.57% 12.9%
U.S. Treasury Securities 2,050,000 2,050,562 99.78 100.03 1.34% 1.35% NA
Total $  13,648,145 $  14,197,162 $  102.69 $               104.02 2.06% 3.02% 7.6%
* As of 6/30/14
(1)
This is a forward yield and is calculated based on the cost basis of the security at June 30, 2014.
(2)
CPR is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year. Specifically, the constant prepayment rate is an annualized version of the prior three month prepayment rate for those bonds held at June 30, 2014.  Securities with no prepayment history are excluded from this calculation.
(3)
The weighted average months to reset of our Hybrid ARM portfolio was 61.1 at June 30, 2014. Months to reset is the number of months remaining before the fixed rate on a Hybrid ARM becomes a variable rate. At the end of the fixed period, the variable rate will be determined by the margin and the pre-specified caps of the Hybrid ARM and will reset annually.

(1) Drop Income is a component of our net realized and unrealized gain (loss) on investments on our consolidated statements of operations, and is therefore excluded from Core Earnings.
(2) Core Earnings is defined as net income (loss) available to common shares excluding net realized gain (loss) on investments, net unrealized gain (loss) on investments, net realized gain (loss) on termination of swap and cap contracts and net unrealized gain (loss) on swap and cap contracts.
Financial Information

Income Statement Data
(In thousands, except per share numbers)
June 30, 2014 March 31, 2014
Total interest income 71,978                   84,367
Total interest expense 27,039                   28,346
Net interest income 44,939                   56,021
Other income (loss):
Net realized gain (loss) on investments 33,118                   16,670
Net unrealized gain (loss) on investments 157,479                89,234
Net realized gain (loss) on termination of swap and cap contracts (6,004)                    (9,323)
Net unrealized gain (loss) on swap and cap contracts (65,181)                 (16,240)
Other income 50                           119
Total other income (loss) 119,462                80,460
Total expenses 6,020                      5,794
Net income (loss)
158,381 $             130,687 $
Dividends on preferred stock (5,203)                    (5,203)
Net income (loss) available to common shares 153,178 $             125,484 $
Net income (loss) per common share basic & diluted 0.95 $                     0.78 $
Drop income per common share (diluted)
0.12 $                     0.07 $
Core Earnings per common share (diluted)
0.21 $                     0.28 $
Distributions per common share
0.32 $                     0.32 $
Non-GAAP Measure/Reconciliation
NET INCOME (LOSS) AVAILABLE TO COMMON SHARES
$153,178 $125,484
Net realized (gain) loss on investments
(33,118)                 (16,670)
Net unrealized (gain) loss on investments
(157,479)               (89,234)
Net realized (gain) loss on termination of swap and cap contracts
6,004                      9,323
Net unrealized (gain) loss on swap and cap contracts
65,181                   16,240
Core Earnings
$33,766 $45,143
Three Months Ended
(1)
(2)

Financial Information

The table above includes calculations of the Company’s Agency RMBS and U.S. Treasury Securities portfolio (“Debt Securities”)
1) The average settled Debt Securities is calculated by averaging the month end cost basis of settled Debt Securities during the period.
2) The average total Debt Securities is calculated by averaging the month end cost basis of total Debt Securities during the period.
3) The average repurchase agreements are calculated by averaging the month end repurchase agreements balance during the period.
4) The average Debt Securities liabilities are calculated by adding the average month end repurchase agreements balance plus average unsettled Debt Securities during the period.
5) The average stockholders' equity is calculated by averaging the month end stockholders' equity during the period.
6) The average common shares outstanding are calculated by averaging the daily common shares outstanding during the period.
7) The leverage ratio is calculated by dividing (i) the Company's repurchase agreements balance plus payable for securities purchased minus receivable for securities sold by (ii)
stockholders' equity.
8) The average yield on Debt Securities for the period is calculated by dividing total interest income by average settled Debt Securities.
9) The average yield on total Debt Securities including Drop Income for the period is calculated by dividing total interest income plus Drop Income by average total Debt Securities.
10) The average cost of funds and hedge for the period is calculated by dividing interest expense by average repurchase agreements.
11) The adjusted average cost of funds and hedge for the period is calculated by dividing interest expense by average Debt Securities liabilities.
12) The interest rate spread net of hedge for the period is calculated by subtracting average cost of funds and hedge from average yield on settled Debt Securities.
13) The interest rate spread net of hedge including Drop Income for the period is calculated by subtracting adjusted average cost of funds and hedge from average yield on total Debt
Securities including Drop Income.
14) The operating expense ratio for the period is calculated by dividing operating expenses by average stockholders' equity.
* All percentages are annualized.
(in thousands)
Three Months Ended
Key Balance Sheet Metrics June 30, 2014 March 31, 2014
Average settled Debt Securities
(1)
$11,599,873 $12,472,238
Average total Debt Securities
(2)
$13,711,749 $13,454,972
Average repurchase agreements
(3)
$9,981,049 $10,867,627
Average Debt Securities liabilities
(4)
$12,092,925 $11,850,361
Average stockholders' equity
(5)
$1,916,575 $1,861,121
Average common shares outstanding
(6)
162,031 161,831
Leverage ratio (at period end)
(7)
6.35:1 6.32:1
Key Performance Metrics*
Average yield on settled Debt Securities
(8)
2.48% 2.71%
Average yield on total Debt Securities including Drop Income
(9)
2.67% 2.85%
Average cost of funds and hedge
(10)
1.08% 1.04%
Adjusted average cost of funds and hedge
(11)
0.89% 0.96%
Interest rate spread net of hedge
(12)
1.40% 1.67%
Interest rate spread net of hedge including Drop Income
(13)
1.78% 1.89%
Operating expense ratio
(14)
1.26% 1.25%

Kevin Grant Chief Executive Officer September 30, 2014 Investment Outlook JMP Securities Financial Services & Real Estate Conference